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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    December 13, 2001


                             TORCHMARK CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-9052                    63-0780404
      (State or other        (Commission File No.)      (I.R.S. Employer ID No.)
         jurisdiction
       of incorporation)


               2001 Third Avenue South, Birmingham, Alabama 35233
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:   (205) 325-4200


                                      None
         (Former name or former address, if changed since last report)



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Item 5.   Other Events.
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          On December 10, 2001, Torchmark Corporation ("Torchmark") and
          Torchmark Capital Trust II (the "Trust"), entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated for the sale of 1,000,000 7 3/4% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of the Trust. Such Trust Preferred Securities are a portion of the $300 million of securities that were registered by Torchmark and the Trust pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on November 30, 1999 (File No. 333-83411 (the "Registration Statement")).

          A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C., tax counsel to Torchmark and the Trust, together with the consent of such firm to the reference thereof in the Prospectus Supplement dated December 10, 2001 (the "Prospectus Supplement") is filed as Exhibit 8.1. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits
          4.1 through 4.4 to this Form 8-K. The consents of Deloitte & Touche LLP and KPMG LLP to the reference to such firms in the Prospectus Supplement are filed as Exhibits 23.1 and 23.2, respectively.



Item 7.   Financial Statement and Exhibits.
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1.1       Underwriting Agreement dated December 10, 2001, between Torchmark and
          Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated.

4.1 Certificate of Amendment to the Certificate of Trust of Torchmark Capital Trust II, dated December 11, 2001.

4.2 Amended and Restated Declaration of Trust of Torchmark Capital Trust II, dated December 13, 2001.

4.3 Officer's Certificate pursuant to Sections 2.1 and 2.3 of the Junior Subordinated Indenture (incorporated herein by reference to Exhibit
          4.3 to Torchmark's Current Report on Form 8-K filed on November 2,
          2001), dated December 13, 2001, establishing the terms of the 7 3/4% Junior Subordinated Debentures.

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4.4       Preferred Securities Guarantee Agreement, dated December 13, 2001, between Torchmark and The Bank of New York, as Trustee, with respect to the Trust Preferred Securities.

8.1       Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C.

23.1      Consent of Deloitte & Touche LLP

23.2      Consent of KPMG LLP




                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TORCHMARK CORPORATION


Date: December 13, 2001       /s/ Michael J. Klyce
                              --------------------------
                              Michael J. Klyce,
                              Vice President & Treasurer
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                                 EXHIBIT INDEX

1.1 Underwriting Agreement dated December 10, 2001, between Torchmark and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 Certificate of Amendment to the Certificate of Trust of Torchmark Capital Trust II, dated December 11, 2001.

4.2 Amended and Restated Declaration of Trust of Torchmark Capital Trust II, dated December 13, 2001.

4.3 Officer's Certificate pursuant to Sections 2.1 and 2.3 of the Junior Subordinated Indenture (incorporated herein by reference to Exhibit
          4.3 to Torchmark's Current Report on Form 8-K filed on November 2,
          2001), dated December 13, 2001, establishing the terms of the 7 3/4% Junior Subordinated Debentures.

4.4 Preferred Securities Guarantee Agreement, dated December 13, 2001, between Torchmark and The Bank of New York, as Trustee, with respect to the Trust Preferred Securities.

8.1       Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C.

23.1      Consent of Deloitte & Touche LLP

23.2      Consent of KPMG LLP